Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 25, 2017	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Second Quarter 2017 Results and Increased Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and six months ended June 30, 2017. The Company reported net income available to common shareholders of $6.42 million, or $0.38 per diluted common share for the quarter ended June 30, 2017, which represents a 5.56% increase in per share diluted earnings compared to the same quarter of 2016. Net income available to common shareholders was $12.62 million, or $0.74 per diluted common share for the six months ended June 30, 2017, which represents a 5.71% increase in per share diluted earnings compared to the same period of 2016.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of eighteen cents ($0.18) per common share, which represents an increase of 12.50% over the most recent cash dividend. The quarterly dividend is payable to common shareholders of record on August 4, 2017, and is expected to be paid on or about August 18, 2017. The current year marks the 32nd consecutive year of cash dividends paid to stockholders.

Second Quarter 2017 Highlights

●	Income Statement
o	Net income available to common shareholders increased $163 thousand, or 2.61%, to $6.42 million compared to the same quarter of 2016.
o	Diluted earnings per share increased $0.02, or 5.56%, to $0.38 compared to the same quarter of 2016.
o	Net interest margin increased 24 basis points to 4.32%, and normalized net interest margin increased 18 basis points to 3.99% compared to the same quarter of 2016.

●	Balance Sheet
o	Book value per common share increased $0.55 to $20.50 compared to December 31, 2016.
o	Tangible book value per common share increased $0.58 to $14.47 compared to December 31, 2016.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of June 30, 2017.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2017. First Community Bank provides insurance services through First Community Insurance Services, which operate 6 in-branch locations in Virginia and West Virginia and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $926 million in combined assets as of June 30, 2017. The Company reported consolidated assets of $2.37 billion as of June 30, 2017. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.fcbinc.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
(Amounts in thousands, except share and	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
per share data)	2017	2017	2016	2016	2016	2017	2016
Interest income
Interest and fees on loans	$22,914	$21,827	$21,956	$21,952	$22,237	$44,741	$43,810
Interest on securities	1,170	1,206	1,362	1,643	1,891	2,376	3,848
Interest on deposits in banks	221	159	98	26	9	380	29
Total interest income	24,305	23,192	23,416	23,621	24,137	47,497	47,687
Interest expense
Interest on deposits	1,233	1,166	1,145	1,133	1,087	2,399	2,201
Interest on borrowings	778	885	1,314	1,367	1,359	1,663	2,684
Total interest expense	2,011	2,051	2,459	2,500	2,446	4,062	4,885
Net interest income	22,294	21,141	20,957	21,121	21,691	43,435	42,802
Provision for (recovery of) loan losses	934	492	500	(1,154)	722	1,426	1,909
Net interest income after provision (recovery)	21,360	20,649	20,457	22,275	20,969	42,009	40,893
Total noninterest income	5,475	5,691	6,238	5,895	7,030	11,166	14,933
Total noninterest expense	17,458	17,083	16,653	18,557	18,722	34,541	37,536
Income before income taxes	9,377	9,257	10,042	9,613	9,277	18,634	18,290
Income tax expense	2,959	3,055	3,638	3,230	3,022	6,014	5,951
Net income	6,418	6,202	6,404	6,383	6,255	12,620	12,339
Dividends on preferred stock	-	-	-	-	-	-	-
Net income available to common shareholders	$6,418	$6,202	$6,404	$6,383	$6,255	$12,620	$12,339

Earnings per common share
Basic	$0.38	$0.36	$0.38	$0.37	$0.36	$0.74	$0.70
Diluted	0.38	0.36	0.38	0.37	0.36	0.74	0.70
Cash dividends per common share	0.16	0.16	0.16	0.16	0.14	0.32	0.28
Weighted average shares outstanding
Basic	17,012,189	16,998,125	16,891,010	17,031,074	17,414,320	17,005,196	17,636,783
Diluted	17,082,832	17,072,174	17,043,869	17,083,526	17,462,845	17,075,961	17,675,128
Performance ratios
Return on average assets	1.08%	1.06%	1.05%	1.03%	1.02%	1.07%	1.00%
Return on average common equity	7.41%	7.35%	7.49%	7.58%	7.47%	7.38%	7.31%
Return on average tangible common equity(1)	10.51%	10.50%	10.75%	11.07%	10.88%	10.51%	10.60%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
(Amounts in thousands, except per share data)
Net income, GAAP	$6,418	$6,202	$6,404	$6,383	$6,255	$12,620	$12,339
Non-GAAP adjustments:
Net gain on divestitures	-	-	(619)	(3,065)	-	-	-
Allowance reversal for sold loans	-	-	-	(1,354)	-	-	-
Merger, acquisition, and divestiture expense	-	-	55	226	410	-	449
Net loss (gain) on sale of securities	657	-	(388)	(25)	79	657	78
Net impairment losses	-	-	-	4,635	11	-	11
Other non-core items	(174)	(18)	(48)	(264)	-	(192)	(240)
Total adjustments to core earnings	483	(18)	(1,000)	153	500	465	298
Tax effect	345	(7)	(708)	56	184	338	110
Core earnings, non-GAAP(1)	$6,556	$6,191	$6,112	$6,480	$6,571	$12,747	$12,527

Core diluted earnings per common share	$0.38	$0.36	$0.36	$0.38	$0.38	$0.74	$0.71
Performance ratios
Core return on average assets	1.11%	1.06%	1.01%	1.05%	1.07%	1.08%	1.02%
Core return on average common equity	7.57%	7.33%	7.15%	7.70%	7.85%	7.45%	7.42%
Core return on average tangible common equity(2)	10.74%	10.48%	10.26%	11.24%	11.43%	10.61%	10.77%

_____________________________________________

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,843,441	$22,986	5.00%	$1,775,435	$22,263	5.04%
Securities available for sale	167,869	1,455	3.48%	336,510	2,195	2.62%
Securities held to maturity	34,664	125	1.45%	72,331	191	1.06%
Interest-bearing deposits	68,455	221	1.29%	5,184	9	0.70%
Total earning assets	2,114,429	24,787	4.70%	2,189,460	24,658	4.53%
Other assets	263,767			283,945
Total assets	$2,378,196			$2,473,405

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$387,113	$110	0.11%	$339,365	$60	0.07%
Savings deposits	525,808	35	0.03%	542,238	63	0.05%
Time deposits	514,527	1,088	0.85%	518,163	964	0.75%
Total interest-bearing deposits	1,427,448	1,233	0.35%	1,399,766	1,087	0.31%
Borrowings
Federal funds purchased	5	-	1.07%	9,078	14	0.62%
Retail repurchase agreements	60,809	10	0.07%	65,718	12	0.07%
Wholesale repurchase agreements	25,000	201	3.22%	50,000	469	3.77%
FHLB advances and other borrowings	55,635	567	4.09%	132,459	864	2.62%
Total borrowings	141,449	778	2.21%	257,255	1,359	2.12%
Total interest-bearing liabilities	1,568,897	2,011	0.51%	1,657,021	2,446	0.59%
Noninterest-bearing demand deposits	441,547			460,255
Other liabilities	20,197			19,520
Total liabilities	2,030,641			2,136,796
Stockholders' equity	347,555			336,609
Total liabilities and stockholders' equity	$2,378,196			$2,473,405
Net interest income, FTE		$22,776			$22,212
Net interest rate spread			4.19%			3.94%
Net interest margin			4.32%			4.08%

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(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,841,152	$44,880	4.92%	$1,752,918	$43,862	5.03%
Securities available for sale	164,820	2,939	3.60%	345,546	4,463	2.60%
Securities held to maturity	40,854	276	1.36%	72,421	385	1.07%
Interest-bearing deposits	62,140	380	1.23%	10,388	29	0.56%
Total earning assets	2,108,966	48,475	4.64%	2,181,273	48,739	4.49%
Other assets	267,163			290,551
Total assets	$2,376,129			$2,471,824

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$384,098	$212	0.11%	$340,945	$117	0.07%
Savings deposits	525,691	71	0.03%	539,004	129	0.05%
Time deposits	515,014	2,116	0.83%	525,899	1,955	0.75%
Total interest-bearing deposits	1,424,803	2,399	0.34%	1,405,848	2,201	0.31%
Borrowings
Federal funds purchased	3	-	1.07%	6,251	20	0.64%
Retail repurchase agreements	63,861	21	0.07%	71,855	25	0.07%
Wholesale repurchase agreements	25,000	399	3.22%	50,000	937	3.77%
FHLB advances and other borrowings	61,096	1,243	4.10%	120,236	1,702	2.85%
Total borrowings	149,960	1,663	2.24%	248,342	2,684	2.17%
Total interest-bearing liabilities	1,574,763	4,062	0.53%	1,654,190	4,885	0.59%
Noninterest-bearing demand deposits	433,588			454,552
Other liabilities	22,822			23,652
Total liabilities	2,031,173			2,132,394
Stockholders' equity	344,956			339,430
Total liabilities and stockholders' equity	$2,376,129			$2,471,824
Net interest income, FTE		$44,413			$43,854
Net interest rate spread			4.11%			3.90%
Net interest margin			4.25%			4.04%

____________________________________

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended June 30,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$22,986	5.00%	$22,263	5.04%
Accretion income	2,534		2,248
Less: cash accretion income	788		786
Non-cash accretion income	1,746		1,462
Loans, normalized(3)	21,240	4.62%	20,801	4.71%
Other earning assets	1,801	2.67%	2,395	2.33%
Total earning assets	23,041	4.37%	23,196	4.26%
Total interest-bearing liabilities	2,011	0.51%	2,446	0.59%
Net interest income, FTE(3)	$21,030		$20,750
Net interest rate spread, normalized(3)		3.86%		3.67%
Net interest margin, normalized(3)		3.99%		3.81%

___________________________________________________

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Six Months Ended June 30,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$44,880	4.92%	$43,862	5.03%
Accretion income	4,318		4,500
Less: cash accretion income	1,438		1,591
Non-cash accretion income	2,880		2,909
Loans, normalized(3)	42,000	4.60%	40,953	4.70%
Other earning assets	3,595	2.71%	4,877	2.29%
Total earning assets	45,595	4.36%	45,830	4.23%
Total interest-bearing liabilities	4,062	0.53%	4,885	0.59%
Net interest income, FTE(3)	$41,533		$40,945
Net interest rate spread, normalized(3)		3.83%		3.63%
Net interest margin, normalized(3)		3.97%		3.77%

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(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2017	2017	2016	2016	2016	2017	2016
Noninterest income
Wealth management	$791	$790	$681	$653	$810	$1,581	$1,494
Service charges on deposits	3,360	3,113	3,442	3,494	3,361	6,473	6,652
Other service charges and fees	2,168	2,078	2,014	2,024	2,054	4,246	4,064
Insurance commissions	325	373	59	1,592	1,600	698	3,791
Net impairment losses recognized in earnings	-	-	-	(4,635)	(11)	-	(11)
Net gain (loss) on sale of securities	(657)	-	388	25	(79)	(657)	(78)
Net FDIC indemnification asset amortization	(1,586)	(1,332)	(1,618)	(1,369)	(1,328)	(2,918)	(2,487)
Net gain on divestitures	-	-	619	3,065	-	-	-
Other operating income	1,074	669	653	1,046	623	1,743	1,508
Total noninterest income	5,475	5,691	6,238	5,895	7,030	11,166	14,933
Noninterest expense
Salaries and employee benefits	9,157	8,884	9,411	9,828	10,198	18,041	20,673
Occupancy expense	1,341	1,248	1,158	1,249	1,359	2,589	2,890
Furniture and equipment expense	1,087	1,091	1,070	1,066	1,109	2,178	2,205
Amortization of intangibles	263	261	265	316	277	524	555
FDIC premiums and assessments	227	244	274	363	372	471	746
Merger, acquisition, and divestiture expense	-	-	55	226	410	-	449
Other operating expense	5,383	5,355	4,420	5,509	4,997	10,738	10,018
Total noninterest expense	17,458	17,083	16,653	18,557	18,722	34,541	37,536

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
(Amounts in thousands)
Noninterest expense, GAAP	$17,458	$17,083	$16,653	$18,557	$18,722	$34,541	$37,536
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	-	-	(55)	(226)	(410)	-	(449)
OREO expense and net loss	(213)	(328)	(184)	(278)	(247)	(541)	(958)
Other non-core items	(327)	-	8	(168)	(30)	(327)	(204)
Adjusted noninterest expense	16,918	16,755	16,422	17,885	18,035	33,673	35,925

Net interest income, GAAP	22,294	21,141	20,957	21,121	21,691	43,435	42,802
Noninterest income, GAAP	5,475	5,691	6,238	5,895	7,030	11,166	14,933
Non-GAAP adjustments
Tax equivalency adjustment	481	497	520	509	521	978	1,052
Net impairment losses	-	-	-	4,635	11	-	11
Net loss (gain) on sale of securities	657	-	(388)	(25)	79	657	78
Net gain on divestitures	-	-	(619)	(3,065)	-	-	-
Other non-core items	(501)	(18)	(40)	(432)	(30)	(519)	(444)
Adjusted net interest and noninterest income	28,406	27,311	26,668	28,638	29,302	55,717	58,432

Non-GAAP efficiency ratio(1)	59.56%	61.35%	61.58%	62.45%	61.55%	60.44%	61.48%
GAAP efficiency ratio	62.87%	63.67%	61.24%	68.69%	65.19%	63.26%	65.01%

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(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2017	2017	2016	2016	2016
Assets
Total cash and cash equivalents	$106,799	$152,851	$76,307	$65,929	$44,301
Securities available for sale	157,854	158,685	165,579	220,856	322,699
Securities held to maturity	25,216	47,092	47,133	72,182	72,239
Loans held for investment, net of unearned income
Non-covered	1,796,263	1,784,371	1,795,954	1,774,547	1,733,398
Covered	45,845	51,412	56,994	61,837	68,585
Less allowance for loan losses	(18,886)	(18,458)	(17,948)	(19,633)	(21,099)
Loans held for investment, net	1,823,222	1,817,325	1,835,000	1,816,751	1,780,884
FDIC indemnification asset	8,159	9,931	12,173	14,332	16,431
Premises and equipment, net	49,598	50,057	50,085	50,564	50,199
Other real estate owned, non-covered	3,914	4,477	5,109	4,052	4,187
Other real estate owned, covered	124	241	276	2,437	2,017
Interest receivable	5,072	5,059	5,553	5,498	6,115
Goodwill	95,779	95,779	95,779	101,776	100,486
Other intangible assets	6,683	6,947	7,207	7,964	4,688
Other assets	84,183	82,069	86,197	87,932	91,082
Total assets	$2,366,603	$2,430,513	$2,386,398	$2,450,273	$2,495,328

Liabilities
Deposits
Noninterest-bearing	$443,800	$467,677	$427,705	$473,509	$451,003
Interest-bearing	1,413,574	1,438,917	1,413,633	1,388,390	1,373,412
Total deposits	1,857,374	1,906,594	1,841,338	1,861,899	1,824,415
Federal funds purchased	-	-	-	-	42,000
Securities sold under agreements to repurchase	86,011	90,653	98,005	118,532	113,392
FHLB borrowings	50,000	65,000	65,000	90,000	140,000
Other borrowings	-	244	15,708	15,707	15,756
Interest, taxes, and other liabilities	24,443	24,618	27,290	26,599	25,553
Total liabilities	2,017,828	2,087,109	2,047,341	2,112,737	2,161,116

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,326	228,176	228,142	227,884	227,791
Retained earnings	177,556	173,860	170,377	166,689	163,030
Treasury stock, at cost	(78,488)	(78,533)	(78,833)	(78,789)	(74,974)
Accumulated other comprehensive (loss) income	(1)	(1,481)	(2,011)	370	(3,017)
Total stockholders' equity	348,775	343,404	339,057	337,536	334,212
Total liabilities and stockholders' equity	$2,366,603	$2,430,513	$2,386,398	$2,450,273	$2,495,328

Shares outstanding at period-end	17,017,071	17,013,185	16,994,208	16,988,972	17,155,322
Book value per common share(1)	$20.50	$20.18	$19.95	$19.87	$19.48
Tangible book value per common share(2)	14.47	14.15	13.89	13.41	13.35

___________________________________________________

(1)	Stockholders' equity divided by as-converted common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by as-converted common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2017	2017	2016	2016	2016
Allowance for Loan Losses
Beginning balance	$18,458	$17,948	$19,633	$21,099	$20,467
Provision for (recovery of) loan losses charged to operations	934	492	500	(1,154)	722
Recovery of loan losses recorded through the FDIC indemnification asset	-	-	-	-	(10)
Charge-offs	(902)	(357)	(2,485)	(772)	(691)
Recoveries	396	375	300	460	611
Net (charge-offs) recoveries	(506)	18	(2,185)	(312)	(80)
Ending balance	$18,886	$18,458	$17,948	$19,633	$21,099

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$20,146	$18,537	$15,854	$17,487	$16,626
Accruing loans past due 90 days or more	-	20	-	62	64
Troubled debt restructurings ("TDRs")(1)	100	-	114	115	115
Total non-covered nonperforming loans	20,246	18,557	15,968	17,664	16,805
OREO	3,914	4,477	5,109	4,052	4,187
Total non-covered nonperforming assets	$24,160	$23,034	$21,077	$21,716	$20,992

Covered nonperforming assets
Nonaccrual loans	$446	$918	$608	$688	$680
Total covered nonperforming loans	446	918	608	688	680
OREO	124	241	276	2,437	2,017
Total covered nonperforming assets	$570	$1,159	$884	$3,125	$2,697

Additional Information
Performing TDRs(2)	$8,485	$8,593	$12,838	$13,336	$13,562
Total TDRs(3)	8,585	8,593	12,952	13,451	13,677

Non-covered ratios
Nonperforming loans to total loans	1.13%	1.04%	0.89%	1.00%	0.97%
Nonperforming assets to total assets	1.04%	0.97%	0.90%	0.91%	0.87%
Non-PCI allowance to nonperforming loans	93.24%	99.40%	112.32%	111.08%	125.48%
Non-PCI allowance to total loans	1.05%	1.03%	1.00%	1.11%	1.22%
Annualized net charge-offs to average loans	0.11%	0.00%	0.49%	0.07%	0.02%

Total ratios
Nonperforming loans to total loans	1.12%	1.06%	0.89%	1.00%	0.97%
Nonperforming assets to total assets	1.04%	1.00%	0.92%	1.01%	0.95%
Allowance for loan losses to nonperforming loans	91.27%	94.78%	108.28%	106.98%	120.67%
Allowance for loan losses to total loans	1.03%	1.01%	0.97%	1.07%	1.17%
Annualized net charge-offs to average loans	0.11%	0.00%	0.47%	0.07%	0.02%

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(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs